EXHIBIT 23.1


                                     ARTHUR
                                    ANDERSEN


                   CONSENT OF INDENPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1998 and August 22, 1997 included in Protection One, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.




Dallas, Texas
September 30, 1998






                                           /s/ Arthur Andersen LLP
                                           ----------------------------------
                                               Arthur Andersen LLP